Supplement Dated December 15, 2014
To The Prospectus Dated April 28, 2014 For

RETIREMENT LATITUDES®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The following changes to the prospectus are effective January 12, 2015:

For Contracts purchased on or after January 12, 2015, the following Guaranteed Minimum Withdrawal Benefits (GMWBs) are only available for election at the time the Contract is issued and may not be added to the Contract after the Contract's Issue Date:

•	LifeGuard Freedom 6 Net
•	LifeGuard Freedom 6 Net with Joint Option
•	LifeGuard Freedom Flex GMWB
•	LifeGuard Freedom Flex with Joint Option GMWB

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(To be used with VC5995 04/14 and JMV5765 04/14)

JMV14387 12/14